                                                                    EXHIBIT 10.5

                          WARRANT PURCHASE AGREEMENT
                          --------------------------

     This Warrant Purchase Agreement is entered into as of May 16, 1997, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East" ("Investor"), and ADRA SYSTEMS, INC., a Delaware corporation with its principal place of business at Two Executive Drive, Chelmsford, MA 01824 (the "Company"), and is as follows:

          Number of Shares:        37,500
          Class of Stock:          Class A Common, $.01 par value per share
          Initial Exercise Price:  $2.00 per share

                                  ARTICLE 1.
                              ISSUANCE OF WARRANT
                              -------------------

     1.1. Sale and Purchase of Warrant.  The Company shall sell to Investor,
          ----------------------------
and Investor shall purchase from the Company, a warrant in substantially the form attached to this Agreement as Exhibit A (The "Warrant"). The cost of the Warrant to Investor shall be $1.00 (the "Purchase Price"). The Warrant shall give Investor the right to purchase the above number of shares of the above referenced class of the Company's securities (the "Shares") at the exercise price referenced above, all subject to adjustment as provided in the Warrant.

     1.2. Closing.  The issuance of the Warrant shall take place upon execution
          -------
of this Agreement or on such other date as the parties may agree (the "Closing"). At the Closing, the Company shall deliver the Warrant to Investor, issued in the name of Investor. Investor may pay the Purchase Price by check, in form of cancellation of indebtedness, or by such other means as the parties may agree.

                                  ARTICLE 2.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     2.1. Truth of Statements.  The Company hereby represents and warrants to
          -------------------
Investor that, except as set forth on Exhibit B, each of the statements set forth in this Article 2 is true, accurate, and complete as of the date hereof and will be true, accurate, and complete as of the date of the Closing. If Exhibit B is blank or there is no Exhibit B attached, then there are no exceptions.

     2.1. Corporate Status.  The Company is a corporation duly organized,
          ----------------
validly existing, and in good standing under the laws of the state of its incorporation and has all requisite legal and corporate power and authority to own, lease, and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is in good standing as a foreign corporation qualified to do business in all states in which the failure to be so qualified would have a material adverse effect on its business or properties.

     2.3.  Valuation and Capitalization.  The Initial Exercise Price referenced
           ----------------------------
above is in the good faith reasonable opinion of the Company's President and Chief Financial Officer, not greater than the fair market value of the Shares as of the date of this Agreement. All outstanding securities of the Company have been duly authorized and are validly issued, fully paid, and nonassessable, and have been issued in compliance with all applicable state and Federal securities laws.

     2.4.  Authorization.  All corporate action on the part of the Company and
           -------------
its officers, directors, and shareholders necessary for the Company to authorize, execute, deliver, and perform this Agreement including without limitation the authorization, execution, issuance, and delivery of the Warrant, the reservation of the Shares issuable upon the exercise of the Warrant, and the offer and grant of registration rights to the investor, has been taken. The persons signing this Agreement and the Warrant have full power and authority to execute and deliver this Agreement and the Warrant on behalf of the Company. When executed and delivered, this Agreement and the Warrant will constitute a valid and binding obligation of the Company.

     2.5.  Corporate Power.  The Company has all requisite legal and corporate
           ---------------
power and authority to enter into is Agreement and all requisite legal and corporate power and authority to issue and deliver the Warrant and the Shares, and to carry out and perform its obligations under the terms and conditions of this Agreement and the Warrant.

     2.6.  Validity of Warrant.  Upon issuance, the Warrant will constitute a
           -------------------
valid and binding obligation of the Company. The Shares have been duly and validly reserved for issuance upon exercise of the Warrant Upon issuance, the Warrant and the Shares will be duly authorized, validly issued, fully paid, nonassessable, and free of liens or encumbrances except for restrictions on transfer provided for under applicable federal and state securities laws. The Company shall at all times have authorized and reserved for issuance sufficient shares of the Shares. The issuance of the Warrant is not, and the issuance of the Shares will not be, subject to any preemptive rights or rights of first refusal.

     2.7   No Antidilution Upon Issuance or Exercise of Warrant.  Neither the
           ----------------------------------------------------
issuance nor the exercise of the Warrant will cause the rate at which any of the Company's outstanding convertible securities are ultimately convertible to Common Stock to change, nor will it otherwise invoke any "antidilution" feature of any of the Company's outstanding securities or rights to purchase securities.

                                  ARTICLE 3.
                REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                ----------------------------------------------

     3.1.  Truth of Statements.  Investor hereby represents and warrants to the
           -------------------
Company that each of the statements set forth in this Article 3 is true, accurate, and complete as of the date hereof and will be true, accurate, and complete as of the date of the Closing. For the purpose of this Article 3, the word `Shares' also includes securities issuable, directly or indirectly, upon conversion of the Shares, if any.

     3.2.  Authorization.  The persons signing this Agreement have full power
           -------------
and authority to enter into this Agreement on behalf of Investor. When executed and delivered, this Agreement will constitute a valid and legally binding obligation of Investor.

     3.3.  No Registration.  Investor understands that the Warrant and the
           ---------------
Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and will be issued pursuant to an exemption from registration contained in the Act based in part upon the representations of Investor contained in this Agreement.

     3.4.  Acquisition for Investment.  Investor is acquiring the Warrant and
           --------------------------
the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution of the Warrant or the Shares.

     3.5.  Experience.  Investor is a sophisticated lender to publicly traded
           ----------
and non-publicly traded high-technology and other businesses and is able to fend for itself. Investor is able to bear the economic risk of the purchase of the Warrant and the Shares, including a complete loss of Investor's investment. Investor has had an opportunity to ask such questions of the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and other matters as it has deemed necessary or desirable.

     3.6.  Accredited Investor.  Investor is an `Accredited Investor' as defined
           -------------------
in S.E.C. Rule 501 (a).

                                  ARTICLE 4.
                 CONDITIONS TO INVESTOR'S OBLIGATION TO CLOSE
                 --------------------------------------------

     The obligation of Investor to purchase the Warrant is subject to the satisfaction of the following conditions, or Investor's written waiver thereof, before or at the Closing:

     4.1   Representations and Warranties. The representations and warranties of
           ------------------------------
the Company set forth in this Agreement shall be true and correct.

     4.2.  Corporate Action.  All corporate action on the part of the Company
           ----------------
and its officers, directors, and shareholders necessary for the authorization, execution, delivery, and performance of this Agreement and the Warrant and the consummation of the transactions contemplated hereby shall have been taken.

     4.3.  Tender of Waiver.  The Company shall have tendered the Warrant to
           ----------------
Investor, fully executed and in proper form.

                                  ARTICLE 5.
               CONDITIONS TO THE COMPANY'S OBLIGATIONS TO CLOSE
               ------------------------------------------------

     The obligation of the Company to issue the Warrant is subject to the satisfaction of the following conditions, or the Company's written waiver thereof, before or at the Closing:

     5.1.  Representations and Warranties.  The representations and warranties
           ------------------------------
of Investor contained in Article 3 shall be true and correct.

     5.2.  Tender of Purchase Price.  Investor shall have tendered the Purchase
           ------------------------
Price to the Company.

                                  ARTICLE 6.
                              REGISTRATION RIGHTS
                              -------------------

     The Company hereby irrevocably offers Investor the registration rights set forth in Exhibit C hereto.

                                  ARTICLE 7.
                           COVENANTS OF THE COMPANY
                           ------------------------

     7.1.  Information Rights.  So long as Investor holds the Warrant or any
           ------------------
Shares, and it the Company does not have a credit relationship with Investor, the Company shall deliver to Investor the Company's annual audited or reviewed financial statements (consisting of a consolidated profit or loss statement for such fiscal year, a consolidated balance sheet of the Company as of the end of the year, and a consolidated statement of changes in financial condition for such fiscal year, certified by independent public accountants of recognized standing selected by the Company) within 90 days after the end of each fiscal year of the Company. The right to receive financial statements under this
Article 7 may be transferred only to any subsequent holder of the Warrant who is a subsidiary or an affiliate of Investor.

     7.2.  Governmental Approvals.  The Company shall obtain and keep effective
           ----------------------
such securities acts filings and permits, consents, and approvals of governmental agencies as needed to enable the Company to lawfully issue, sell, and deliver this Warrant and the Shares to Investor and Investor's permitted assigns.

                                  ARTICLE 8.
                                 MISCELLANEOUS
                                 -------------

     8.1   Brokers and Finders.
           -------------------

           8.1.1.  Investor.  Investor (a) represents and warrants that Investor
                   --------
has retained no finder or broker connection with the transactions contemplated by this Agreement and (b) shall indemnify and hold the Company harmless of and from any liability for commissions or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Investor, or any of Investor's employees or representatives, is responsible.

          8.1.2.  The Company.  The Company (a) represents and warrants that the
                  -----------
Company has retained no finder or broker in connection with the transactions contemplated by this Agreement and (b) shall indemnify and hold harmless Investor of and from any liability for commissions or compensation in the nature of a finders fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of the Company's employees or representatives, is responsible.

     8.2. Survival.  The representations. warranties, covenants, and agreements
          --------
made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

     8.3. Additional Actions and Documents.  The parties shall execute and
          --------------------------------
deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Agreement.

     8.4. Successors and Assigns.  This Agreement and The Warrant shall bind
          ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the provision of this Agreement and in the Warrant, Investor may transfer all or part of its interest in this Agreement and the Warrant.

     8.5. Parties in Interest.  Nothing in this Agreement is intended to confer
          -------------------
rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement. No provision of this Agreement shall give any third person any right of subrogation or _________ over or against any party to this Agreement.

     8.6. Amendments Waivers, and Consents.  This Agreement shall not be
          --------------------------------
changed or modified, in whole or in part, except by supplemental agreement signed by the parties. Any party may waive compliance by any other party with any of the covenants or conditions of this Agreement, but no waiver shall be binding unless executed in __________ by the party making the waiver. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of all parties, amendments, waivers, and consents that are not in writing and executed by the party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence may not include the alleged reliance.

     8.7. Notice.  Any notice, instruction, or communication required or
          ------
permitted to be given under this Agreement or the Warrant to any party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States Mail by certified or express mail, return receipt requested, postage prepaid, addressed to the principal office of such party or to such other address as such party may request by written notice.

     8.8.  Expenses.  The Company shall reimburse Investor for its reasonable
           --------
expenses in connection with the negotiation and preparation of this Agreement, including the reasonable fees of Investors legal counsel in an amount not to exceed $3,000. The Company shall also pay all of Investor's costs and expenses, including without limitation attorney's fees, associated with modifying this Agreement and/or negotiating with the Company to modify this Agreement or the Warrant. Investor has no duty to modify or consider modifying this Agreement or the Warrant. Each party has been represented by counsel in the negotiation and execution of this Agreement.

     8.9.  Specific Performance.  The parties acknowledge that it will be
           --------------------
impossible to measure in money the damage to the parties hereto of any failure to comply with any of the restrictions or obligations imposed by this Agreement or the Warrant, that every such restriction and obligation is material, and that in the event of any such failure, the parties will not have an adequate remedy at law or in damages. Therefore, each party consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved party _____ compel performance of all of the terms of this Agreement or the Warrant, and waives any defenses to the ______ability of equitable relief, including without limitation the defenses of failure of consideration, breach of any other provision of this Agreement or the Warrant, and availability of relief in damages.

     8.10. Attorneys' Fees.  If Investor brings any suit, action, counterclaim,
           ---------------
or arbitration to enforce the provision of this Agreement or the Warrant, the prevailing party therein shall be entitled to recover a reasonable allowance for attorneys' fees and litigation expenses in addition to court costs. "Prevailing party" within the meaning of this Section includes without limitation a party who agrees to dismiss an action or proceeding upon the others payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

     8.11. Governing Law.  The rights and obligations of the parties shall be
           -------------
governed by, and this Agreement and the Warrant shall be construed and enforced in accordance with, the General Corporate Law of the State of Delaware as to matters within the scope thereof, and as to all other matters, shall be governed by, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction.

     8.12. Jurisdiction and Venue.  The parties hereto consent to the
           ----------------------
jurisdiction of all federal and state courts in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind which arises out of or by reason of this Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, the Company accepts jurisdiction of the courts and venue in Santa Clara County, California.

     8.13. Entire Agreement.  This Agreement and the documents and agreements
           ----------------
contemplated herein constitute the entire agreement between the parties and supersedes all previous agreements between or among the parties, with regard to the Warrant, the Shares, and any securities issuable, directly or indirectly, upon conversion of __________ Shares. There are now no agreements, representations, or warranties between or among the parties, with regard to the Warrant, the Shares, and any securities issuable, directly or indirectly, upon conversion of the Shares, other than those set forth herein or therein or herein or therein provided for.

     8.14.  Severability.  If any provision of this Agreement or the Warrant, or
            ------------
the application of such provision to any person or circumstances, is held invalid or unenforceable, the remainder of this Agreement and the Warrant, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

     8.15.  Exhibits.  All Exhibits hereto shall be deemed to be a part of this
            --------
Agreement and are fully incorporated herein by this reference.

     8.16.  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this WARRANT PURCHASE AGREEMENT as of the date first set forth above.

"COMPANY"                                "BANK"

ADRA SYSTEMS, INC.                       SILICON VALLEY BANK, doing business
                                         as SILICON VALLEY EAST


By:  /s/ Mark O'Connell                  By:  /s/ David B. Fischer
    ----------------------------------       --------------------------------
     Mark O'Connell, President                  David B. Fischer, SVP


By:  /s/ William L. Fiedler              SILICON VALLEY BANK
    ---------------------------------
     William L. Fiedler, SVP - Finance

                                         By:  /s/ Authorized Signatory
                                             --------------------------------

                                   EXHIBIT A

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE STOCK


     Corporation:               ADRA SYSTEMS, INC., a Delaware corporation
     Number of Shares:          37,500
     Class of Stock:            Class A Common, $.01 par value per share
                                ("Common Stock")
     Initial Exercise Price:    $2.00 per share
     Issue Date:                May 16,1997
     Expiration Date:           May 15, 2002


     THIS WARRANT CERTIFIES THAT, for value received, SILICON VALLEY BANK ("Holder") is entitled to purchase the above referenced number of fully paid and nonassessable shares of the above referenced class of securities (the "Shares") of the above referenced corporation (the "Company") at the above referenced initial exercise price per Share (the "Warrant Price"), subject to the provisions and upon the terms and conditions set forth of this Warrant.

                                  ARTICLE 1.
                               TERM AND EXERCISE
                               -----------------

     1.1.  Term;  Notice of Expiration.  This Warrant is exercisable, in whole
           ---------------------------
or in part, at any time and from time to time on or before the Expiration Date set forth above.

     1.2.  Method of Exercise.  Holder may exercise this Warrant by delivering
           ------------------
this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.3, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.3.  Conversion Right.  In lieu of exercising this Warrant as specified in
           ----------------
Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.5.

     1.4.  Alternative Stock Appreciation Right.  INTENTIONALLY DELETED
           ------------------------------------

     1.5.  Fair Market Value.  If the Shares are traded regularly in a public
           -----------------
market, the fair market value of the Shares shall be the last sale price or bid price reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

     1.6.  Delivery of Certificate and New Warrant.  Promptly after Holder
           ---------------------------------------
exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.7.  Lost or Destroyed Warrant.  If this Warrant is lost, stolen,
           -------------------------
destroyed, or mutilated, the Company shall at the request of Holder and upon the surrender of any remains of this Warrant execute and deliver to Holder a replacement warrant in form identical to this Warrant. The replacement warrant shall be an obligation of the Company enforceable by the Holder regardless of whether the lost, stolen, destroyed, or mutilated warrant is enforceable by anyone. This Warrant is not a negotiable instrument and is transferable only in accordance with the provisions of Section 3.3.

     1.8.  Repurchase on Sale, Merger, or Consolidation of the Company.
           -----------------------------------------------------------

           1.8.1. "Acquisition".  For the purpose of this Warrant, "Acquisition"
                  -----------
means any sale, or other disposition of substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and the securities issued with respect to the Company's securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction.

           1.8.2. Assumption of Warrant.  If upon the closing of any Acquisition
                  ---------------------
the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

           1.8.3. Nonassumption.  If upon the closing of any Acquisition the
                  -------------
successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.3. The Board of Directors of the Company shall then reasonably and in good faith calculate the pro rata amount of cash, property, and securities the Holder would be entitled to receive if Holder had exercised the unexercised portion of this Warrant in full for cash immediately before the record date for determining the shareholders entitled to participate in the Acquisition (the "Gross Proceeds"). The Company shall then distribute to Holder the amount of such cash, property, and securities, in the same proportion as distributed to the other shareholders of the Company, equal in value to the Gross Proceeds less the aggregate Warrant Price of the unexercised portion of this Warrant, but not less than zero.

                                  ARTICLE 2.
                               FRACTIONAL SHARES
                               -----------------

     No fractional Shares shall be issuable upon exercise of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share, if a fractional share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

                                  ARTICLE 3.
                                 MISCELLANEOUS
                                 -------------

     3.1.  Legends.  This Warrant and the Shares shall be imprinted with a
           -------
legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

     3.2.  Compliance with Securities Laws on Transfer.  This Warrant and the
           -------------------------------------------
Share issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     3.3.  Transfer Procedure.  Subject to the provision of Section 3.2, Holder
           ------------------
may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address. and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

     3.4.  Notice of Certain Events.  No holder of this Warrant, as such, shall
           ------------------------
be entitled to vote or receive dividends or be deemed a holder of the Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any voting rights or other rights as a shareholder of the Company until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable as provided herein. Notwithstanding the foregoing, if the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; (d) to merge or consolidate with or into any other corporation (other than a wholly-owned subsidiary of the Company) in which the voting power of the Company immediately prior to such merger or consolidation is less than 50% of the voting power of the resulting or surviving entity, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve, or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (i) at least 20 days' prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above;
(ii) in the case of the matters referred to in (c) and (d) above, at least 20 days' prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (iii) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.5.  Subject to Warrant Purchase Agreement.  This Warrant is issued
           -------------------------------------
pursuant to a Warrant Purchase Agreement between the Company and Holder. All of the terms of Article 8 of the Warrant Purchase Agreement (miscellaneous provisions) are incorporated in this Warrant by reference. If there is no Warrant Purchase Agreement in connection with the issuance of this Warrant, or such Agreement is not substantially in the form prepared initially by Holder, the Warrant Purchase Agreement referred to in this Section 3.5 shall be to the form of Warrant Purchase Agreement last submitted by Holder to the Company before the Company issued this Warrant.

                              ADRA SYSTEMS, INC.


                              By: /s/ Mark O'Connell
                                 --------------------------------------
                                     Mark O'Connell, President


                              By: /s/ William L. Fiedler
                                 --------------------------------------
                                     William L. Fiedler, SVP - Finance

                                  APPENDIX 1

                         NOTICE OF EXERCISE OF WARRANT

     1    The undersigned hereby elects to purchase _____ shares of Class A
Common Stock, $.01 par value per share, of Adra Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     OR

     1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to _______ of the Shares covered by the Warrant.

     [Strike paragraph above that does not apply.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

          _______________________________________________
          (Name)

          _______________________________________________
          (Address)

          _______________________________________________

     The undersigned represents that it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

          _______________________________________________
          (Holder)

          _______________________________________________
          (Signature)

          _______________________________________________
          (Date)

                                   EXHIBIT B
                                   ---------

     Exceptions to the Representations and Warranties of the Company set forth in Article 2 of the Warrant Purchase Agreement dated May __, 1997.

     Section 2.3
     -----------

     Each share of Class A, Class B, Class C, Class D and Class F Preferred Stock is convertible into one share of Class A Common Stock. Each share of Class B Preferred Stock is convertible into one share of Class B Common Stock.

                                   EXHIBIT C

                         TO WARRANT PURCHASE AGREEMENT

                              REGISTRATION RIGHTS

     1.   Definitions.  As used in this Exhibit D, the following terms shall, in
          -----------
addition to the terms defined in this Warrant Purchase Agreement and in Exhibit A to the Warrant Purchase Agreement, have the following respective meanings: `

          1.1 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

          1.2 "Common Stock" means (i) the Class A Common Stock, $.01 par value, of the Company, as authorized on the date of the Warrant Purchase Agreement, (ii) any other capital stock of any class of classes (however designated) of the Company, authorized on or after the date of the Warrant Purchase Agreement, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of the current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right to so vote has been suspended by the occurrence of such a contingency or provision), and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan or recapitalization, reorganization, merger, sale of assets or otherwise.

          1.3 "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

          1.4 "Registrable Shares" means the shares of Common Stock issued to the Holder upon exercise of the Warrant; provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to (i) a registration statement under the Securities Act,
(ii) Section 4(1) of the Securities Act or (iii) Rule 144 promulgated under the Securities Act.

          1.5 "Securities Act" means the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

     2.   "Piggy Back" Registration.  If at any time or times the Company shall
           ------------------------
determine to register under the Securities Act, (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock, other than on Form S-8 or Form S-4 or the then equivalents of such Forms, except with respect to shares to be issued solely in connection with any acquisition of any entity or business, shares issuable solely upon the exercise of stock options, or shares issuable solely pursuant to employee benefit plans, it shall send to each holder of Registrable Shares, written notice of such determination and, if within twenty (20) days after receipt of such notice, each such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all of the Registrable Shares, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion, if any, of the Registrable Shares with respect to which such holders have requested inclusion hereunder after the Company shall have included in such registration the number of shares of Common Stock requested to be included by other Common Stockholders who have been granted registration rights prior to the date of this Agreement.

     3.  Effectiveness.  The Company will use its best efforts to maintain the
         -------------
effectiveness for up to nine (9) months of any registration statement pursuant to which the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable statute securities statute or regulation.

     4.  Indemnification of Holder of Registrable Shares.  In the event that the
         -----------------------------------------------
Company registers the Registrable Shares under the Securities Act, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter (including their officers, directors, affiliates and partners) of the Registrable Shares (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus, or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (i) such untrue statement or alleged untrue statement or
              ------
omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or prospectus in reliance upon and conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein, or unless
                                                                         ------
(ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     Promptly after receipt, by any holder of Registrable Shares, any underwriter or any controlling person, of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in ___________ of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

     Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof if such holder, underwriter or controlling person reasonably believes that his or its interests are adverse to those of the Company. The fees and expenses of one such counsel shall be paid by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent, which consent shall not be unreasonably delayed. The Company shall not, except with the approval of each party being indemnified under this Section 4, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     5.  Indemnification of Company.  In the event that the Company registers
         --------------------------
the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus, or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Share expressly for use therein; provided, however, that such holder's
                                 --------  -------
obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Shares sold in such registration.

     Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of the Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares.

     The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, if the Company or any such director, officer, underwriter or controlling person believes that his or its interests are adverse to those of such holder of Registrable Shares. The fees and expenses of one such counsel shall be paid by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent, which consent shall not be unreasonably delayed.

     6.  Exchange Act Registration.  The Company will use its best efforts to
         -------------------------
timely file with the Securities and Exchange Commission such information as the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act; the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Registrable Securities without registration.

     7.  Damages.  The Company recognizes and agrees that the holder of
         -------
Registrable Shares will not have an adequate remedy if the Company fails to comply with this Exhibit D and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Exhibit D requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Exhibit D.

     8.   Further Obligations of the Company.  Whenever under the preceding
          ----------------------------------
Sections of this Exhibit D, the Company is required hereunder to register the Registrable Shares, it agrees that it shall also do the following:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to
              --------  -------
     qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c) Furnish to each selling holder a signed counterpart of

              (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

              (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

     covering, with respect to both (i) and (ii) immediately above, substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuers counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

          (d) Upon three days prior written notice and at reasonable times during normal business hours and without undue interruption of the Company's business or operations, permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (e) Furnish to each selling holder a copy of all documents filed and all correspondence dispatched from or to the Securities and Exchange Commission in connection with any such offering; and

          (f) Use its best efforts to insure the obtaining of all necessary approval from the National Association of Securities Dealers, Inc.

Whenever under this Exhibit D the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to
(i) timely provide to the Company such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares.

     9.   Expenses.  In the case of a registration under Section 2 of this
          --------
Exhibit D the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or
          --------  -------
otherwise bear (i) any portion of the fees or disbursements of counsel for the holders of Registrable Shares in connection with the registration of their Registrable Shares, other than not more than $10,000 in fees and disbursements of one counsel for all such holders of Registrable Shares, or (ii) any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares.

     10.  Approval of Underwriter; Underwriting Agreement.  Any managing
          -----------------------------------------------
underwriter engaged in any registration made pursuant to Section 2 of this Exhibit D shall require the consent of the Company, which consent shall not be unreasonably withheld. In connection therewith, the Company shall enter into an underwriting agreement with such managing underwriter (or underwriters) containing such terms as may then be usual and customary for an underwritten public offering, consistent with the size of the offering, and the business and financial condition of the Company.